March 1, 2019

Summary Prospectus
Calamos Short-Term Bond Fund
NASDAQ Symbol: CSTBX – Class A CSTIX – Class I

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://www.calamos.com/FundInvestor/LiteratureLibrary. You can also get this information at no cost by calling 800.582.6959 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated March 1, 2019 (and as each may be amended or supplemented), and the financial statements included in the Fund’s recent report to shareholders, dated October 31, 2018, are incorporated by reference into this summary prospectus.

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Investment Objective

Calamos Short-Term Bond Fund’s investment objective is a high level of current income consistent with preservation of principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Calamos Funds. More information about these and other discounts is available from your financial professional and under “Fund Facts — What classes of shares do the Funds offer?” on page 123 of the Fund’s prospectus, in the Appendix to this prospectus and “Share Classes and Pricing of Shares” on page 73 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment):
	CLASS A	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	CLASS A	CLASS I
Management Fees	0.30%	0.30%
Distribution and/or Service Fees (12b-1)	0.25%	None
Other Expenses[1]	0.40%	0.40%
Total Annual Fund Operating Expenses	0.95%	0.70%
Expense Reimbursement[2]	(0.30)%	(0.30)%
Total Annual Fund Operating Expenses After Reimbursement	0.65%	0.40%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2

The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A and Class I are limited to 0.65% and 0.40% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares

STBPRO 03/19

Calamos Short-Term Bond Fund

at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period through March 1, 2022 only. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years
Class A	290	428
Class I	41	128

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
Class A	290	428
Class I	41	128

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. From September 19, 2018 (the date of the Fund’s inception) through the end of the most recent fiscal year, the Fund’s portfolio turnover rate was 3.3% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities that have a dollar weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed debt securities (including TBAs); corporate debt securities, repurchase agreements, convertible securities, money market instruments, Treasury Bills, and other securities believed to have debt-like characteristics (such as preferred securities and corporate loans and related assignments and participations). The Fund’s 80% policy may be changed upon at least 60 days’ written notice to shareholders.

The Fund will invest primarily in investment grade debt securities (those rated BBB or higher by S&P, or Baa or higher by Moody’s), which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the investment grade categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs). In addition, the Fund may invest up to 20% of its net assets in below investment grade debt securities, which are sometimes referred to as high yield or “junk” bonds, which include bonds, bank loans and preferred securities. Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C.

Convertible debt securities are exchangeable for equity securities of the issuer at a predetermined price, and typically offer greater appreciation potential than non-convertible debt securities. The convertible securities in which the Fund may invest consist of bonds, structured notes, debentures and preferred stocks, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares. Structured notes are fixed-income debentures linked to equity and the structured notes invested in by the Fund will not be customized for the Fund. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. The bonds, structured notes and debentures may be rated investment grade or below, may be issued by corporates, governments or public international bodies and may be denominated in a variety of currencies and issued with either fixed or floating rates. Convertible securities may offer higher income than the shares into which they are convertible. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying shares or sell it to a third party. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price), into the issuer’s common stock.

Certain convertible debt securities include a “put option” which entitles the Fund to sell the security to the issuer before maturity at a stated price, which may represent a premium over the stated principal amount of the debt security. Conversely many convertible securities are issued with a “call” feature that allows the security’s issuers to choose when to redeem the security.

Calamos Short-Term Bond Fund

The debt securities described above may include mortgage-backed, mortgage-related and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets such as car loans or aviation financing.

The investment adviser searches for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. The investment adviser recognizes value by simultaneously analyzing the interaction of these factors among the securities available in the market. As part of its security strategy, the investment adviser also evaluates whether environmental, social and governance factors could have a material negative or positive impact on the cash flows or risk profiles of many companies in the universe in which the Fund may invest. These determinations may not be conclusive and securities of issuers that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities of issuers that may be positively impacted by such factors. The investment adviser will sell a security if it becomes concerned about its credit risk, is forced by market factors to raise money, or an attractive replacement is available.

Pending investment or re-investment or, at any time, for temporary defensive purposes, the Fund may hold up to 100 % of its net assets in cash, money market funds and cash equivalent securities. The Fund may invest up to 20% of its net assets in non-U.S. debt securities, including non-dollar denominated debt securities and emerging markets securities.

The Fund may use derivative instruments such as futures, options, forwards, swaps (including currency swaps, interest rate swaps, credit default swaps, credit default index swaps, and total return swaps), and equity-linked structured notes for risk management purposes or as part of the Fund’s investment strategies. The Fund may also invest in ETFs.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund include:

•

Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.

•

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.

•

Currency Risk — To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund’s investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

•	Debt Securities Risk — Debt securities are subject to various risks, including interest rate risk, credit risk and default risk.

•

Interest Rate Risk — The value of debt securities generally decreases in periods when interest rates are rising. In addition, interest rate changes typically have a greater effect on prices of longer-term debt securities than shorter term debt securities. Recent fixed-income market events, including increases in volatility and interest rates, may expose the Fund to heightened interest rate risk and volatility.

•

Credit Risk — A debt security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. If the Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.

•

Default Risk — A company that issues a debt security may be unable to fulfill its obligation to repay principal and interest. The lower a bond is rated, the greater its default risk. To the extent the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

•

Derivatives Risk — Derivatives are instruments, such as futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. The Fund may invest in futures for purposes of managing duration. Futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures may lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures, in general, have durations roughly equal to the negative duration of the securities that underlie these positions and generally have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate

Calamos Short-Term Bond Fund

losses, it can also reduce or eliminate gains. In addition, derivative instruments are subject to counter party risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.

•

Emerging Markets Risk — Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

•

Foreign Securities Risk — Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

•

High Yield Risk — High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

•

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•

Mortgage-related and Other Asset-backed Securities Risk — In addition to general fixed-income instrument risks, mortgage-related and asset-backed securities are subject to extension risk and prepayment risk.

•

Extension Risk — Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.

•

Prepayment Risk — When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

•

Non-U.S. Government Obligation Risk — An investment in debt obligations of non-U.S. governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers.

•

Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•

Other Investment Companies (including ETFs) Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and the policies are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one Investment company being held by the Fund or (3) more than 5% of the Fund’s total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of money market funds or of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company, or to purchases of investment companies done in accordance with SEC exemptive relief or rule. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, closed end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Calamos Short-Term Bond Fund

•

Portfolio Selection Risk — The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

•

Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund’s portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•

Rule 144A Securities Risk — The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision of its board of trustees, the Fund will determine whether Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund’s assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund’s adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

•

Securities Lending Risk — The Fund may lend its portfolio securities to broker-dealers and banks in order to generate additional income for the Fund. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In the event of bankruptcy or other default of a borrower of portfolio securities, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which a Fund lends securities. The Fund may also experience losses as a result of a diminution in value of its cash collateral investments.

•

U.S. Government Security Risk — Some securities issued by U.S. Government agencies or government-sponsored enterprises are not backed by the full faith and credit of the U.S. and may only be supported by the right of the agency or enterprise to borrow from the U.S. Treasury. There can be no assurance that the U.S. Government will always provide financial support to those agencies or enterprises.

Fund Performance

The Fund has not yet had a full calendar year of operations, and therefore performance information is not yet available. Performance information will be available at no cost by visiting www.calamos.com or by calling 800.582.6959.

Investment Adviser

Calamos Advisors LLC

PORTFOLIO MANAGER/FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH INVESTMENT ADVISER
John P. Calamos, Sr. (President, Chairman)	since Fund’s inception	Founder, Chairman, and Global CIO
R. Matthew Freund	since Fund’s inception	SVP, Sr. Co-Portfolio Manager
Chuck Carmody	since Fund’s inception	VP, Co-Portfolio Manager
John Saf	since Fund’s inception	VP, Co-Portfolio Manager

Buying and Redeeming Fund Shares

Minimum Initial Investment

Class A: $2,500/$500 for IRA

Class I: $1,000,000

Minimum Additional Investment

Class A: $50

Class I: None

To Place Orders

Please contact your broker or other intermediary, or to place your order directly, contact the Fund’s transfer agent, U.S. Bank Global Fund Services, toll-free at the number noted below for further instructions:

U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201

Phone: 800.582.6959

Calamos Short-Term Bond Fund

Transaction Policies

The Fund’s shares are redeemable. In general, investors may purchase, redeem, or exchange Fund shares on any day the New York Stock Exchange is open by written request (to the address noted above), by wire transfer, by telephone (at the number noted above), or through a financial intermediary, depending on how the shares are held. Orders to buy and redeem shares are processed at the next net asset value (share price or “NAV”) to be calculated only on days when the New York Stock Exchange is open for regular trading.

Class I may not be available for purchase directly from the Fund. Please contact us at 800.582.6959 to inquire further about such availability.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any distributions from a retirement account or 401(k) plan may be taxed as ordinary income when withdrawn from such account or plan. Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s statutory prospectus or statement of additional information.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

811-05433